1998 STOCK OPTION PLAN

                                       OF

                           LONDON FOG INDUSTRIES, INC.

                  1. Purpose. The purpose of this 1998 Stock Option Plan is to advance the interests of the Company and its stockholders by providing the persons listed on Schedule A and other key management employees of the Company, upon whose judgment, initiative and efforts the successful conduct of the Company's business largely depends, with an additional incentive to continue their efforts on behalf of the Company, thereby attracting, retaining and rewarding people of experience and ability.

                  2. Definitions. When used in this Plan, unless the context otherwise requires:

                      (a) "Committee" shall mean the Stock Option Committee, as described in Section 3.

                      (b) "Company" shall mean London Fog Industries, Inc., a Delaware corporation.

                      (c) "Fair Market Value" on a specified date shall mean (x) the last sales price reported for the Shares on the last trading day immediately preceding the applicable date (i) as reported on the principal national securities exchange on which the Shares are primarily traded, or (ii) if the Shares are not traded on a national securities exchange, as quoted on an automated quotation system or quotation service sponsored by The Nasdaq Stock Market ("Nasdaq") or (y) if the Shares are not traded on a national securities exchange or quoted on Nasdaq, but are publicly traded, the average of the last reported bid and ask prices on the last trading day immediately preceding the applicable date, or (z) if the Shares are not publicly traded, the Fair Market Value of the Shares as established by the Committee using any reasonable method of valuation and at such intervals, not less often than every six months, as the Committee shall determine.

                      (d) "Options" shall mean the stock options issued pursuant to this Plan.


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                      (e) "Plan"  shall mean this 1998 Stock  Option Plan of the
Company, as such Plan from time to time may be amended.

                      (f) "Share" shall mean a share of common stock of the Company, par value $.01.

                  3. Administration of the Plan. The Plan shall be administered by a Committee of three members consisting of the Chief Executive Officer of the Company and two other members of the Board of Directors of the Company designated by the Board (who shall be members of the Compensation Committee of the Board if there is such a Committee). Each member of the Committee shall hold office until his successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the remaining members of the Committee. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the remaining members of the Committee. A member of the Committee may resign from the Committee at any time by giving written notice to the Chairman or Secretary of the Company and, unless otherwise specified therein, such resignation shall take effect upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective. The Committee shall establish such rules and procedures as it considers necessary or advisable to administer the Plan and shall make such determinations and interpretations and take such action in connection with the Plan and any Options granted pursuant to the Plan as it considers necessary or advisable.

                  4. Participants. Except as hereinafter provided, the class of persons who are potential recipients of Options to be granted under this Plan consists of the persons listed on Schedule A and other key management employees of the Company or a subsidiary of the Company as determined by the Committee. The persons to whom Options are granted under this Plan and the number of Shares subject to each Option shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Options may be granted to employees who are also officers and/or directors of the Company or a subsidiary.


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




                  5. Shares; Warrants. The Committee may, but shall not be required to, grant, in accordance with this Plan, Options to purchase Shares for an aggregate of up to 2,000,000 Shares (subject to adjustment as provided in Section 12), which may be either treasury Shares or authorized but unissued Shares. If an Option shall expire or terminate for any reason without having been exercised in full, then the Committee may grant Options with respect to any unpurchased Shares.

                  Simultaneously with the grant of any Option granted pursuant to the Plan, the Company shall issue to the holder of the Option a Management Anti-Dilution Warrant in the form of Exhibit A to purchase a number of Shares, rounded to the nearest whole number, equal to .0418995 times the number of Shares subject to the Option. If any Option does not become exercisable or terminates in whole or in part in accordance with its terms, the Warrant shall expire proportionately.

                  6. Grant of Options. The form, terms and conditions of each Option shall be determined from time to time by the Committee and shall be set forth in writing in an agreement (the "Option Agreement") signed by the Option holder and on behalf of the Company by the Chairman, President or a Vice President of the Company.

                  7. Exercise Price for Options. The exercise price per share of the Shares to be purchased pursuant to any Option shall be 25% of the Fair Market Value of a share of the Company's Common Stock at the time the Option is granted.

                  8. Duration of Options and Rights. The duration of any Option granted under this Plan shall be ten years from the date upon which the Option is granted.

                  9. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares subject to that Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered Shares to the Option holder, and the holder's name shall have been entered as a stockholder of record on the books of the Company.

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Thereupon,  the holder  shall have full  voting,  dividend  and other  ownership rights with respect to those Shares.


                  10. Non-transferability of Options. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof, and all rights thereunder shall be non-transferable and non-assignable by the holder thereof (or his personal representative), other than by will or the laws of descent and distribution.

                  11. Exercise of Options. Except as otherwise provided herein, an Option, after the grant thereof, shall be exercisable by the holder at such times as may be fixed by the Committee at the time the Option is granted and specified in the Stock Option Agreement.

                  An Option shall be exercised by the delivery to the Secretary or another officer of the Company designated for the purpose of receiving the same of a written notice of exercise duly signed by the Option holder (or the legal representative of an incompetent Option holder or the representative of the estate or the heirs of a deceased Option holder), followed within five business days by delivery of the Option certificate and either (a) cash or a certified or bank check payable to the order of the Company if the holder has received payment pursuant to the Company's Deferred Compensation Plan, or (b) if the holder has not received such payment, a promissory note in the form of Exhibit A. No Option may be granted pursuant to this Plan or exercised at any time when that Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

                  Within three business days after exercise of and payment for an Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to fewer than all of the Shares subject to the Option, the Company shall also cause to be delivered to the persons entitled thereto a new Option certificate, in replacement of the Option certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

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                  12.  Adjustment of Shares.  If, at any time during the term of this Plan, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, the number of Shares then subject to the outstanding Options shall be proportionally adjusted as provided in the Stock Option Agreement evidencing such Options and the number of Shares referred to in
Section 5 for which  Options may be granted  shall be  adjusted to reflect  such
stock   dividend,   split-up,   conversion,   exchange,    reclassification   or
substitution.

                  If there is any other change in the Company's common stock, including recapitalization, reorganization, exchange of shares, offering of subscription rights, or a merger or consolidation in which the Company is the surviving corporation, such adjustment, if any, shall be made in the Shares then subject to this Option as the Board of Directors may in good faith consider equitable. The Board's failure to provide for an adjustment prior to the effective date of the action shall be conclusive evidence that no adjustment is required.

                  If the Company shall issue shares of Common Stock to all holders at a price per share less than the then current market price per share of Common Stock or shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the then current market price per share of Common Stock or shall issue securities convertible into or exchangeable for Common Stock at a price per share less than the then current market price per share of Common Stock, or if the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or other assets (excluding any cash dividends in the ordinary course of business paid out of the earnings of the Company during the last four full fiscal quarters of the Company ending prior to the payment date for the dividend), then in each such case the price per share at which this Option may thereafter be exercisable and the number of Shares issuable upon exercise of this Option shall be adjusted as provided in the Stock Option Agreement evidencing each Option.

                  The Committee shall have the power, in the event of a transaction that constitutes a Change of Control pursuant to clause (B) of the definition of Change of Control in the Stock Option Agreements to be issued pursuant to this Plan, to amend all outstanding Options to permit the exercise of all such Options prior to the effectiveness of any such transaction and to terminate such Options as of such effectiveness. If the Committee, in its discretion, shall exercise that power, all Options then outstanding and subject to such requirement shall be deemed to have been amended to



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permit the exercise  thereof in whole or in part by the holder at any time prior to the effectiveness of such transaction and these Options shall be deemed to terminate upon such effectiveness.

                  13. No Right to Continued Service. Nothing contained herein or in any Option shall be construed to confer on any holder any right to continue in the service of the Company or any subsidiary or derogate from any right of the Company or any subsidiary to terminate, retire, request the resignation of or discharge such holder, at any time, with or without cause.

                  14. Issuance of Shares and Compliance with Securities Laws. Before issuing and delivering any Shares upon the exercise of an Option, the Company may: (i) require the holder to give satisfactory assurances that the Shares will not be transferred in violation of applicable securities laws; and
(ii) restrict the transferability of the Shares in the absence of an effective registration statement covering the Shares and require a legend to that effect be endorsed on the certificate representing the Shares. As soon as practicable after the date hereof, the Company shall file a Registration Statement on Form S-8 registering the Shares to be issued pursuant to this Plan with the Securities and Exchange Commission under the Securities Act of 1933, and covering the reoffer and resale of Shares by holders of Options who may be deemed to be affiliates of the Company. The Company will cause such Registration Statement to become effective as soon as practicable after filing and to remain effective until all of the Options issued under this Plan have been exercised (or terminated) and all Shares acquired by holders of Options who may be deemed to be affiliates of the Company may be freely sold under Rule 144 under the Securities Act of 1933.

                  15. Income Tax Withholding. If the Company or a subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an Option, the holder shall make available to the Company or the subsidiary sufficient funds to meet the withholding requirements and the Company or the subsidiary shall be entitled to take and authorize any steps it deems advisable in order to have such funds made available to the Company or the subsidiary out of any funds or property due or to become due to the holder. If a holder elects and if the Company consents in its sole discretion to such election, any such taxes may be paid by delivering Shares acquired upon exercise of the Options (valued at fair market value as defined herein).


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

                  16. Administration and Amendment of this Plan. The Committee may at any time withdraw or from time to time amend this Plan as it relates to the terms and conditions of any Options not theretofore granted, and the Committee with the consent of each adversely affected holder of any Option may at any time withdraw or from time to time amend this Plan as it relates to the terms and conditions of any outstanding Option.

                  The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of this Plan, as it may deem advisable to make this Plan and any Options effective or provide for their administration, and may take such other action with regard to this Plan and any Options as it shall deem desirable to effectuate their purposes.

                  17. Term of Plan. No Option shall be granted pursuant to this Plan on or after the fifth anniversary of the date this Plan is adopted, but Options granted prior to such fifth anniversary may be exercised at any time within 10 years from the date of grant and the terms and conditions of this Plan shall continue to apply to those Options.

                  18. Arbitration. Any dispute or controversy arising under or in connection with this Plan shall be settled exclusively by arbitration to be held in the City of New York before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. If the holder of the Option prevails in the arbitration, in whole or in substantial part as determined by the arbitrator, the Company shall bear the fee and expenses of the American Arbitration Association and the cost of any transcript and shall reimburse the holder for the reasonable fees and disbursements of counsel to the holder in the arbitration. Judgment may be entered on the arbitrators' award in any court having jurisdiction, and the parties consent to the jurisdiction of the New York courts for that purpose. Any process or other papers under this provision may be served outside New York State by registered mail, return receipt requested, or by personal service, provided a reasonable time for appearance or response is allowed.


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